UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 4, 2008

                          ARC Wireless Solutions, Inc.
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             (Exact name of registrant as specified in its charter)

                                      Utah
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                 (State or Other Jurisdiction of Incorporation)

       000-18122                                                87-0454148
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(Commission File Number)                                  (IRS Employer
                                                          Identification Number)


                             10601 West 48th Avenue
                           Wheat Ridge, Colorado 80033
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           (Address of principal executive offices including zip code)

                                 (303) 421-4063
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              (Registrant's telephone number, including area code)

                                       N/A
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                 (Former address, if changed since last report)

Item 7.01 Regulation FD Disclosure.

ARC Wireless Solutions, Inc. ("ARC Wireless") (NASDAQ: ARCW) announced that Mr. James Dolan has been named Director, International Communications and will be located on site at ARC Wireless Hong Kong Ltd. China operations. Also, effective September 1, 2008 Mr. Gregory J. Smith is no longer acting in the capacity of Director, International Operations for ARC Wireless Hong Kong Ltd.. ARC Wireless does anticipate that it will continue to seek Mr. Smith's assistance as a consultant from time-to-time on a project-by-project basis.

In accordance with the General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by referenced in any filing.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ARC WIRELESS SOLUTIONS, INC.


Date: September 4, 2008                     By:  /s/  Monty R. Lamirato
                                               --------------------------------
                                                      Monty R. Lamirato
                                                      Chief Financial Officer